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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      THE SECURITIES EXCHANGE ACT OF 1934

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     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 12, 2002

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                               NORDSTROM, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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            WASHINGTON              0-6074              91-0515058

         (STATE OR OTHER        (COMMISSION FILE     (I.R.S. EMPLOYER
         JURISDICTION OF            NUMBER)         IDENTIFICATION NO.)
          INCORPORATION)



                  1617 SIXTH AVENUE, SEATTLE, WASHINGTON 98101
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)


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      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111

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                                 INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

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ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(C) EXHIBITS

99.1 Statement Under Oath of Blake W. Nordstrom, President of Nordstrom, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.*

99.2 Statement Under Oath of Michael G. Koppel, Executive Vice President and Chief Financial Officer of Nordstrom, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.*


      * filed herewith













































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ITEM 9. REGULATION FD DISCLOSURE

This Report and the attached exhibits are being furnished pursuant to Regulation FD. On September 12, 2002, Blake W. Nordstrom, President of Nordstrom, Inc., and Michael G. Koppel, Chief Financial Officer of Nordstrom, Inc., each signed and submitted to the Securities and Exchange Commission the sworn statements required by the Securities and Exchange Commission's "Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934" (File No. 4-460, June 27, 2002).













































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     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NORDSTROM, INC.

                                             By: /s/ Michael G. Koppel
                                                 ----------------------------
                                                 Michael G. Koppel
                                                 Executive Vice President
                                                 and Chief Financial Officer

Dated: September 12, 2002
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                                EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION

99.1 Statement Under Oath of Blake W. Nordstrom, President of Nordstrom, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.*

99.2 Statement Under Oath of Michael G. Koppel, Executive Vice President and Chief Financial Officer of Nordstrom, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.*

* filed herewith









































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                                                                 EXHIBIT 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Blake W. Nordstrom, state and attest that:

   (1) To the best of my knowledge, based upon a review of the covered reports of Nordstrom, Inc., and, except as corrected or supplemented in a subsequent covered report:

        - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

   (2) I have reviewed the contents of this statement with the Company's audit committee.

   (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        - the Annual Report on Form 10-K for the year ended January 31, 2002 of Nordstrom, Inc.

        - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Nordstrom, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

        -   any amendments to any of the foregoing.



/s/ Blake W. Nordstrom
-------------------------
Blake W. Nordstrom                        Subscribed and sworn to
President                                 before me this 12th day of
                                          September, 2002

September 12, 2002                        /s/ Gretchen a. Reece
                                          -----------------------------
                                          Notary Public

                                          My Commission Expires:

                                          March 12, 2003
                                          -----------------------------

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                                                                 EXHIBIT 99.2

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Michael G. Koppel, state and attest that:

   (1) To the best of my knowledge, based upon a review of the covered reports of Nordstrom, Inc., and, except as corrected or supplemented in a subsequent covered report:

        - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

   (2) I have reviewed the contents of this statement with the Company's audit committee.

   (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        - the Annual Report on Form 10-K for the year ended January 31, 2002 of Nordstrom, Inc.

        - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Nordstrom, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

        -   any amendments to any of the foregoing.


/s/ Michael G. Koppel
-------------------------
Michael G. Koppel                         Subscribed and sworn to
Executive Vice President and              before me this 12th day of
Chief Financial Officer                   September, 2002

September 12, 2002                        /s/ Gretchen A. Reece
                                          -----------------------------
                                          Notary Public

                                          My Commission Expires:

                                          March 12, 2003
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